EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Patriot Berry Farms, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexander Houstoun-Boswall, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 11, 2013	By:	/s/ Alexander Houstoun-Boswall
Alexander Houstoun-Boswall
Chief Financial Officer
(Principal Financial Officer)